UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 15, 2025

Silexion Therapeutics Corp
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42253	N/A
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

12 Abba Hillel Road Ramat-Gan, Israel	5250606
(Address of principal executive offices)	(Zip Code)

+972-8-6286005
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0009 per share	SLXN	The Nasdaq Stock Market LLC
Warrants exercisable for Ordinary Shares at an exercise price of $103.50 per share	SLXNW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.          Entry Into a Material Definitive Agreement.

Amendment to ELOC Agreement

On January 14, 2025, Silexion Therapeutics Corp (the “Company”) and White Lion Capital, LLC (the “ELOC Investor”) entered into an amendment (the “Amendment”) to the ordinary share purchase agreement, dated August 13, 2024, by and between the Company (formerly known as Biomotion Sciences) and the ELOC Investor (as amended, the “ELOC Agreement”).

The Amendment introduces an additional, accelerated purchase mechanism, allowing the Company to deliver notices (“Accelerated Purchase Notices”) to the ELOC Investor during the existing commitment period that runs through December 31, 2025 under the ELOC Agreement. The Company may request that the ELOC Investor purchase up to five percent (5%) of the average daily trading volume on the date on which it provides an Accelerated Purchase Notice, at a price equal to 99% of the lowest traded price of the Company’s ordinary shares during the two-hour period following the Investor’s written confirmation of its acceptance of the Accelerated Purchase Notice. The closing of a sale of ordinary shares by the Company to the ELOC Investor pursuant to an Accelerated Purchase Notice will occur on the first business day following the delivery and acceptance of that notice.

The foregoing description of the Amendment does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Amendment, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference. The ELOC Agreement itself served as Exhibit 10.3.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 21, 2024 and can be viewed at the following link: https://www.sec.gov/Archives/edgar/data/2022416/000121390024071491/ea021197601ex10-3i_silexion.htm.

Item 7.01          Regulation FD Disclosure.

On January 15, 2025, the Company issued a press release announcing new preclinical results demonstrating the synergistic efficacy of its SIL-204 candidate with first-line chemotherapy agents in pancreatic cancer treatment. A copy of the press release is furnished with this Current Report on Form 8-K (this “Form 8-K”) as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 of this Form 8-K, including the information in the press release furnished pursuant to this Item 7.01, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 7.01 of this Form 8-K, including the information in the press release, shall not be deemed to be incorporated by reference in the filings of the registrant under the Securities Act of 1933, as amended.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

10.1
Amendment No.1, effective January 14, 2025, to Ordinary Share Purchase Agreement, dated August 13, 2024, by and between Silexion Therapeutics Corp (formerly known as Biomotion Sciences) and White Lion Capital, LLC

99.1	Press Release dated January 15, 2025

104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILEXION THERAPEUTICS CORP

Date: January 15, 2025	/s/ Ilan Hadar
	Name:	Ilan Hadar
	Title:	Chief Executive Officer